Exhibit 99.1

Aeva Reports First Quarter 2021 Results

Successful public listing in March, resulting in net proceeds of $513 million

Announcing foundational agreement with an undisclosed company for autonomous program

Completed 3rd generation LiDAR chip module one quarter ahead of schedule - enables final cost structure, form factor and is already being produced at production intent factory

B sample development on schedule to be completed by year end

Mountain View, CA, May 13, 2021 – Aeva Technologies, Inc. (NYSE: AEVA, “Aeva” or the “Company”), a leader in next-generation sensing and perception systems, today announced its first quarter 2021 results.

Key Company Highlights

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Completed business combination with InterPrivate Acquisition Corp on March 12, 2021, resulting in listing on the NYSE as “AEVA” and net proceeds of $513 million
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Foundational agreement with an undisclosed large company to develop best-in-class LiDAR solutions for their autonomous program
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Third generation LiDAR chip module is in final architecture and integrates all core LiDAR components. Reduced size and improved reliability enables final cost structure, form factor, and is already being produced at production intent factory
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Announced collaboration with Denso, a top tier-1 automotive supplier, to bring Aeva’s 4D LiDAR to the consumer vehicle market
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Announced partnership with TuSimple, a leading autonomous trucking technology company, to utilize Aeva’s 4D LiDAR in TuSimple’s self-driving trucks
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Extended Aeva’s 4D LiDAR detection range to an industry-leading 500m distance through software updates on existing hardware
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Strengthened Aeva team, including key leadership hires in supply chain, manufacturing, and engineering
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Formed new Advisory Board with the addition of veteran Apple and Volkswagen executives

“Our mission at Aeva is to bring the next wave of perception for all devices, and becoming a public company was an important step toward realizing this vision,” stated Soroush Salehian, Co-founder and CEO of Aeva.

“We have executed on our product development ahead of schedule, which is accelerating our commercial traction in the market. Today, we’re excited to announce another major step forward with a foundational agreement with an undisclosed company to utilize Aeva’s proprietary FMCW 4D LiDAR to enable safe autonomy at production scale. The opportunities ahead are tremendous as we continue to execute on our strategy to bring Aeva’s 4D LiDAR to mass market.”

First Quarter 2021 Financial Highlights

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Cash, Cash Equivalents and Marketable Securities
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Cash, cash equivalents and marketable securities of $523 million as of March 31, 2021, compared to $24.6 million as of December 31, 2020
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Revenue
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Revenue of $0.3 million, compared to $0.5 million in the prior-year period
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GAAP and Non-GAAP Operating Loss
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GAAP operating loss of $20.1 million, compared to a GAAP operating loss of $7.0 million in the prior year period
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Non-GAAP operating loss of $15.6 million, which excludes stock-based compensation of $4.5 million, compared to non-GAAP operating loss of $6.1 million, which excludes stock-based compensation of $0.9 million, in the prior year period
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Shares Outstanding
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Weighted average shares outstanding of 164.0 million in first quarter 2021
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Shares outstanding of 211.5 million as of March 31, 2021

2021 Objectives

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Complete next-generation B sample development
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Build on momentum with 2 additional programs towards production
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Accelerate engagements in non-automotive applications
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Strengthen supply chain for production, including dual source strategy and securing capacity

We are evaluating the impact of the U.S. Securities and Exchange Commission’s (the "SEC") Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies on our warrant accounting. We are omitting certain financial tables at this time until such evaluation is complete. However, we do not expect the financial information presented in this press release to change.

Conference Call Details

The company will host a conference call and live webcast to discuss results at 2:00 p.m. PT / 5:00 p.m. ET today. The live webcast and replay can be accessed at https://investors.aeva.ai.

About Aeva

Founded in 2017 by former Apple engineers Soroush Salehian and Mina Rezk, and led by a multidisciplinary team of engineers and operators experienced in the field of sensing and perception, Aeva’s mission is to bring the next wave of perception technology to broad applications from automated driving to consumer electronics, consumer health, industrial robotics and security. Aeva is backed by Porsche SE, Adage Capital, Lux Capital and Canaan Partners, amongst others. For more information, visit www.aeva.com.

Forward looking statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to: (i) the ability to maintain the listing of Aeva’s securities on the New York Stock Exchange, (ii) the price of Aeva’s securities, which may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Aeva plans to operate, variations in performance across competitors, changes in laws and regulations affecting Aeva’s business and changes in the combined capital structure, (iii) the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities, (iv) the risk of downturns and the possibility of rapid change in the highly competitive industry in which Aeva operates, (v) the risk that Aeva and its current and future collaborators are unable to successfully develop and commercialize Aeva’s products or services, or experience significant delays in doing so, (vi) the risk that Aeva may never achieve or sustain profitability; (vii) the risk that Aeva will need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all; (viii) the risk that Aeva experiences difficulties in managing its growth and expanding operations, (ix) the risk that third-parties suppliers and manufacturers are not able to fully and timely meet their obligations, (x) the risk of product liability or regulatory lawsuits or proceedings relating to Aeva’s products and services, (xi) the risk that Aeva is unable to secure or protect its intellectual property; and (xii) the effects of the ongoing coronavirus (COVID-19) pandemic or other infectious diseases, health epidemics, pandemics and natural disasters on Aeva’s business. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors, and for a further discussion of the material risks and other important factors that could affect our financial results, please refer to our filings with the SEC, including our Form 8-K filed on March 18, 2021, and the risk factors found in the section entitled “Risk Factors - Risks Related to Aeva’s Business and Industry” in the proxy statement/prospectus dated February 12, 2021 filed by Interprivate Acquisition Corp. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Aeva assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Aeva does not give any assurance that it will achieve its expectations.

Contacts

Investors:

Andrew Fung

investors@aeva.ai

Media:

Michelle Chang

press@aeva.ai